SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 10, 2004
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        000-50303            32-0072578
--------------------------------    -----------------    ---------------------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)


                          HLI Operating Company, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-107539             30-0167742
-------------------------------    -----------------    ----------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


              15300 Centennial Drive, Northville, Michigan  48167
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                (734) 737-5000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

         On November 10, 2004, Hayes Lemmerz International, Inc. (the "Company") announced, in a press release that is attached hereto as Exhibit
99.1 and is incorporated herein by reference, that it had obtained approval from lenders under its $450 million Senior Secured Term Loan and its $100 million Senior Secured Revolving Credit Facility of an amendment to its Credit Agreement dated as of June 3, 2003 (the "Credit Agreement") to allow the company to establish an accounts receivable securitization program of up to $100 million and to modify certain financial covenants contained in the Credit Agreement. The Company intends to begin immediately the process of establishing a securitization program. Although the Company expects to finalize the securitization program prior to year end, there can be no assurance as to if or when the program will be completed.


ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HAYES LEMMERZ INTERNATIONAL, INC.


                                         By:  /s/ Patrick C. Cauley
                                              --------------------------------
                                              Patrick C. Cauley
                                              Vice President, General Counsel
                                                and Secretary

Dated: November 10, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HLI OPERATING COMPANY, INC.


                                         By:  /s/ Patrick C. Cauley
                                              --------------------------------
                                              Patrick C. Cauley
                                              Vice President, General Counsel
                                                and Secretary

Dated: November 10, 2004

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release of the Company dated November 10, 2004.